Exhibit 99.1

                           PURCHASE AND SALE AGREEMENT

      PURCHASE AND SALE AGREEMENT (the "Agreement") dated December 15, 2000, by and among PARADISE MUSIC & ENTERTAINMENT, INC., a Delaware corporation (the "Company"), and BAYSTAR CAPITAL, L.P., a Delaware limited partnership ("BayStar Capital") and BAYSTAR INTERNATIONAL LTD., A British Virgin Islands corporation ("BayStar International," and together with BayStar Capital, the "Buyers", and each individually a "Buyer").

                              W I T N E S S E T H:

      WHEREAS, pursuant to a Securities Purchase Agreement dated as of March 7, 2000 ("Securities Agreement"), by and among the Company and the Buyers, BayStar Capital acquired a $2,000,000 Convertible Subordinated Note ("$2M Note") and 421,053 Warrants (the "BayStar Capital Warrants") as defined in the Securities Agreement and BayStar International acquired a $1,000,000 Convertible Subordinated Note ("$1M Note"), together with the $2 M Note (the "Notes") and 210,526 Warrants (the "BayStar International Warrants") and together with BayStar Capital Warrants (the "Warrants") as defined in the Securities Agreement;

      WHEREAS, accrued interest has been added as principal to the Notes and all references herein to the Notes includes such accrued interest;

      WHEREAS, pursuant to a Purchase Agreement dated as of October 6, 1999, by and between the Company and Eruptor Entertainment Inc. ("Eruptor") and the other parties named therein (the "Eruptor Purchase Agreement"), the Company acquired 1,000,000 shares of Series A Convertible Preferred Stock of Eruptor (the "Eruptor Shares");

      WHEREAS, the parties hereto wish to set forth the terms pursuant to which the Buyers will acquire from the Company (i) the Eruptor Shares, (ii) 1,000,000 shares of the Company's common stock, par value $.01 per share (the "Paradise Shares") by converting the outstanding principal amount of the Notes, and (iii) five year warrants in the form annexed hereto as Exhibit A to purchase 500,000 shares of the Company's common stock, par value $.01 per share, exercisable at $2.00 per share (the "Paradise Warrants" and such shares of common stock issued upon the exercise of the Paradise Warrants are herein referred to as the "Warrant Shares") in consideration of the payment in full and cancellation of the Notes;

      WHEREAS, the parties hereto wish to set forth such further agreements and understandings in connection with the purchase and sale described herein.

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties do hereby agree as follows:

      1. PURCHASE AND SALE OF ERUPTOR SHARES, PARADISE SHARES, PARADISE WARRANTS AND NOTES

            (a) Eruptor Shares. The Company shall transfer and deliver on the closing date as defined below (the "Closing Date") to the Buyers free and clear of all liens, claims and encumbrances 1,000,000 Eruptor Shares, in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers annexed hereto as Exhibit B. The Company shall also deliver an assignment of all rights of the Company received in connection with the acquisition of the Eruptor Shares as well as any consent of Eruptor or any third party, required with respect thereto subject to the Buyer becoming party to any requisite agreement with respect to such rights.

            (b) Paradise Shares. The Company shall issue to the Buyers for delivery on the Closing Date certificates for 1,000,000 Paradise Shares allocated in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers.

            (c) Warrants. The Company shall issue to the Buyers for delivery on the Closing Date 500,000 Paradise Warrants allocated in the respective amounts set forth opposite each Buyer's name on the Schedule of Buyers;

            (d) Form of Payment. On the Closing Date the Buyers shall deliver the Notes to the Company in full payment for the Eruptor Shares, the Paradise Shares and the Paradise Warrants.

            (e) Closing Date. The date and time of the Closing (the "Closing Date") shall be 10:00 a.m. Eastern Standard Time on November 6, 2000, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such later date as is mutually agreed to by the Company and the Buyers). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 900 Third Avenue, New York, New York 10022.

      2. BUYER'S REPRESENTATIONS AND WARRANTIES.

            Each Buyer represents and warrants with respect to only itself that:

            (a) Investment Purpose. Such Buyer is purchasing the Paradise Shares, the Paradise Warrants and the Eruptor Shares and will, upon exercise of the Paradise Warrants, acquire the Warrant Shares (together with the Paradise Shares, the Paradise Warrants and the Eruptor Shares, the "Securities"), for its own account for investment only and not with a present view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933


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

Act; provided, however, that by making the representations herein, such Buyer does not agree to hold any Securities for any minimum or other specific term and reserves the right to dispose of the Securities at any time in accordance with or pursuant to a registration statement or an exemption under the 1933 Act.

            (b) Accredited Investor Status. Such Buyer is an "accredited investor" as that term is defined in Rule 501(a) of Regulation D.

            (c) Reliance on Exemptions. Such Buyer understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer's compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire the Securities.

            (d) Information. Such Buyer and its advisors, if any, have been furnished with all materials relating to the business, finances and operations of the Company relating to the offer and sale of the Securities which have been specifically requested by such Buyer. Such Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company. In addition, the Buyers are investors in Eruptor and as such already have access to all relevant information with respect to Eruptor. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer's right to rely on the Company's representations and warranties contained in Section 3 below.

            (e) No Governmental Review. Such Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities or the fairness or suitability of the investment in the Securities nor have such authorities passed upon or endorsed the merits of the offering of the Securities.

            (f) Transfer or Resale. Such Buyer understands that except as provided in the Registration Rights Agreement: (i) Securities have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, (B) such Buyer shall have delivered to the Company an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that the Paradise Warrants, Paradise Shares or Warrant Shares to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration, or (C) such securities can be sold, assigned or transferred pursuant to Rule 144 promulgated under the 1933 Act (or a successor rule thereto) ("Rule 144"); (ii) any sale of such securities made in reliance on Rule 144 may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (iii) except for Eruptor's obligation pursuant to the Registration Rights Agreement dated October 6, 1999 by and among Eruptor and the purchasers of the Series A Preferred Stock, neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption thereunder.

            (g) Legends. Such Buyer understands that the certificates or other instruments representing the Paradise Shares and Warrant Shares, and, until such time as the sale of such Securities has been registered under the 1933 Act as contemplated by the Registration Rights Agreement, the stock certificates representing the Paradise Shares and the Warrant Shares, except as set forth below, shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of such stock certificates):

      THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR PURSUANT TO AN APPLICABLE EXEMPTION TO THE REGISTRATION REQUIREMENTS OF SUCH ACT AND SUCH LAWS.

The legend set forth above with respect to the Paradise Shares and the Warrant Shares, only, shall be removed and the Company shall issue a certificate without such legend to the holder of any such Securities upon which it is stamped, if
(i) any such Securities are registered for sale under the 1933 Act, (ii) in connection with a sale transaction, such holder provides the Company with an opinion of counsel, in form and substance reasonably satisfactory to the Company, to the effect that a public sale, assignment or transfer of any of such Securities may be made without registration under the 1933 Act, or (iii) any of such Securities can be sold pursuant to Rule 144 without any restriction as to the number of securities acquired as of a particular date that can then be immediately sold. Each Buyer acknowledges, covenants and agrees to sell any of such Securities represented by a certificate(s) from which the legend has been removed, only pursuant to (i) a registration statement effective under the 1933 Act, or (ii) advice of counsel that such sale is exempt from registration required by Section 5 of the 1933 Act. In the event the above legend is removed from any of such Securities, the Company may, upon reasonable advance notice to the holder, require that the above legend be placed on any of such Securities that cannot then be sold pursuant to an effective registration statement or Rule 144(k) under the 1933 Act (or any successor rule thereto).

            (h) Authorization; Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable against such Buyer in accordance with its terms, subject as to enforceability to general principles of equity and to applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors' rights and remedies.

      3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.

The Company represents and warrants to each of the Buyers that:

            (a) Organization and Qualification. The Company and its subsidiaries (a complete list of which is set forth in Schedule 3(a)) are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a Material Adverse Effect (and all of which jurisdictions in which either the Company or its subsidiaries is or believes it should be duly qualified is set forth on Schedule 3(a) hereto. "Material Adverse Effect" means any material adverse effect on (i) the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries, individually or taken as a whole,
(ii) on the ability of the Company to perform its obligations hereunder or under the agreements or instruments to be entered into or filed in connection herewith or therewith, or (iii) the Securities.

            (b) Authorization; Enforcement; Compliance with Other Instruments.
(i) The Company has the requisite corporate power and authority to enter into and perform its obligations under this Agreement and the Registration Rights Agreement, to issue, sell, transfer and perform its obligations with respect to the Securities in accordance with the terms hereof, and to issue the Warrant Shares upon the exercise of the Paradise Warrants, in accordance with the Paradise Warrants, (ii) The execution and delivery of this Agreement, the Securities and the Registration Rights Agreement by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance, transfer and/or delivery of the Securities and the reservation for issuance and the issuance of the Warrant Shares upon exercise of the Paradise Warrants have been duly authorized by the Company's Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) This Agreement, the Registration Rights Agreement and the Securities have been duly executed and delivered by the Company, (iv) The Company owns the Eruptor Shares free and clear of all liens, encumbrances and defects and can freely transfer the Eruptor Shares together with all rights with respect to the Eruptor Shares owned by the Company to the Buyers without the need for any consent or waiver that has not already been obtained and (v) This Agreement, the Registration Rights Agreement and the Securities constitute the valid and binding obligations of the Company, those of Eruptor with respect to the Eruptor Shares, enforceable against the Company or Eruptor, as appropriate, in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors' rights and remedies.

            (c) Capitalization and Indebtedness. As of the date hereof and immediately prior to the issuance of the Paradise Shares and the Paradise Warrants hereunder, the authorized capital stock of the Company consists of 75,000,000 shares of Common Stock, of which as of the date hereof, 9,658,841 shares are issued and outstanding, and 5,000,000 shares of Preferred Stock, par value $.01 per share (the "Preferred Stock"), of which as of the date hereof no shares are issued or outstanding. All of the outstanding shares have been validly issued and are fully paid and nonassessable. No shares of Common Stock or Preferred Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as set forth on Schedule 3(c), as of the date hereof, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities, notes, credit agreements, or other agreements, documents or instruments evidencing indebtedness of the Company or any of its subsidiaries or by which the Company or any of its subsidiaries is or may become bound and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act (except the Registration Rights Agreement). There are no securities or instruments containing anti-dilution or similar provisions that will be triggered by the issuance of any of the Securities as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company's Certificate of Incorporation, as amended and as in effect on the date hereof (the "Certificate of Incorporation"), and the Company's By-laws, as in effect on the date hereof (the "By-laws"), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto.

            (d) Issuance and Transfer of Securities. The Paradise Shares and the Paradise Warrants are duly authorized and, upon issuance and transfer and/or delivery in accordance with the terms hereof, the Paradise Shares and the Paradise Warrants shall be (i) validly issued, fully paid and non-assessable,
(ii) free from all taxes, liens and charges with respect to the issue thereof, and shall not be subject to preemptive rights or other similar rights of stockholders of the Company and (iii) entitled to the rights and preferences set forth thereon, respectively. Not less than 100% of the number of shares of Common Stock have been duly authorized and reserved for issuance upon exercise of the Paradise Warrants. Upon exercise in accordance with the Paradise Warrants, the Warrant Shares will be validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof, with the holders being entitled to all rights accorded to a holder of Common Stock.

            (e) No Conflicts. The execution, delivery and performance of this Agreement, the Registration Rights Agreement, and the Paradise Warrants by the Company, and the consummation by the Company of the transactions contemplated hereby and thereby (including, without limitation, the issuance and or transfer of the Paradise Shares and the Paradise Warrants, and the Eruptor Shares, as applicable, will not (i) result in a violation of the Certificate of Incorporation, and Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws, or (ii) except as disclosed in Schedule 3(e), violate or conflict with, or result in a breach of any provision of, or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any material agreement, indenture or instrument to which the Company or any of its subsidiaries is a party including the Eruptor Purchase Agreement and any other agreement executed by the Company in connection therewith, or result in a material violation of any law, rule, regulation, order, judgment or decree (including U.S. federal and state securities laws and regulations and the rules and regulations of the principal market or exchange on which the Common Stock is traded or listed) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation, any Certificate of Designations, Preferences and Rights of any outstanding series of Preferred Stock of the Company or By-laws or their organizational charter or by-laws, respectively, or in violation of any term of or in default under any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted in violation of any law, ordinance or regulation of any governmental entity, except to the extent such violation would not have a Material Adverse Effect. Except as specifically contemplated by this Agreement and as required under the 1933 Act, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental or regulatory or self-regulatory agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement, the Registration Rights Agreement or the Paradise Warrants in accordance with the terms hereof or thereof. All consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. Except as disclosed in
Schedule 3(e), the Company is not in violation of the listing requirements of the NASDAQ SmallCap Market and the Company and its subsidiaries are unaware of any facts or circumstances that might give rise to any of the foregoing.

            (f) SEC Documents; Financial Statements. Since December 31, 1999 the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the Securities Exchange Act of 1934, as amended (the "1934 Act") (all of the foregoing filed prior to the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein being hereinafter referred to as the "SEC Documents"). The Company (i) has delivered or made available to each Buyer or its representative true and complete copies of the SEC Documents as each Buyer or its representative has requested from the Company and (ii) agrees to deliver or make available to each Buyer or its representative true and complete copies of any additional SEC Documents, upon request. As of their respective dates, the SEC Documents complied in all material respects with the requirements of the 1934 Act and the rules and regulations of the SEC promulgated thereunder applicable to the SEC Documents, and none of the SEC Documents, at the time they were filed with the SEC, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading. As of their respective dates, the financial statements of the Company included in the SEC Documents complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied during the periods involved (except (i) as may be otherwise indicated in such financial statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to any Buyer which is not included in the SEC Documents, including, without limitation, information referred to in Section 2(d) of this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they are or were made, not misleading.

            (g) Absence of Certain Changes. Except as expressly set forth in
Schedule 3(g) since December 31, 1999, there has been no material adverse change and no material adverse development in the business, properties, operations, condition (financial or otherwise), results of operations or prospects of the Company and its subsidiaries individually or taken as a whole. The Company has not taken any steps, and does not currently expect to take any steps, to seek protection pursuant to any bankruptcy law nor does the Company or its subsidiaries have any knowledge or reason to believe that its creditors intend to initiate involuntary bankruptcy proceedings.

            (h) Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending or, to the knowledge of the Company or any of its subsidiaries, threatened against or affecting the Company or its subsidiaries or their respective directors or officers, or the Common Stock, wherein an unfavorable decision, ruling or finding could individually or in the aggregate have a Material Adverse Effect. Schedule 3(h) contains a complete list and summary description of any pending, or to the knowledge of the Company, threatened proceeding against or affecting the Company or any of its subsidiaries, without regard to whether it could have a Material Adverse Effect.

            (i) Acknowledgment Regarding Buyers' Purchase of the Securities. The Company acknowledges and agrees that each of the Buyers is acting solely in the capacity of arm's length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that each Buyer is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by any of the Buyers or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer's purchase of the Securities. The Company further represents to each Buyer that the Company's decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives. The Company has not provided to any Buyer any nonpublic information that, in the opinion of the Company, is material to a decision to purchase or sell Common Stock.

            (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of any of the Securities offered hereby.

            (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of any of the Securities under the 1933 Act or cause the offering of any of the Securities to be integrated with prior offerings by the Company for purposes of the 1933 Act or any applicable shareholder approval provisions, including, without limitation, under the rules and regulations of the National Association of Securities Dealers Automated Quotation System ("NASDAQ").

            (l) Employment Matters; ERISA Matters. The Company and its subsidiaries are in compliance with all federal, state, local and foreign laws and regulations respecting employment and employment practices, terms and conditions of employment and wages and hours except where failure to be in compliance would not have a Material Adverse Effect. There are no pending investigations involving the Company or any of its subsidiaries by the U.S. Department of Labor or any other governmental agency responsible for the enforcement of such federal, state, local or foreign laws and regulations. There is no unfair labor practice charge or complaint against the Company or any of its subsidiaries pending before the National Labor Relations Board or any strike, picketing, boycott, dispute, slowdown or stoppage pending or threatened against or involving the Company or any of its subsidiaries. Except as set forth in Schedule 3(l), no representation question exists respecting the employees of the Company or any of its subsidiaries, and no collective bargaining agreement or modification thereof is currently being negotiated by the Company or any of its subsidiaries. No grievance or arbitration proceeding is pending under any expired or existing collective bargaining agreements of the Company or any of its subsidiaries. No material labor dispute with the employees of the Company or any of its subsidiaries exists or, to the knowledge of the Company, is imminent. The Company has no employee benefit plans subject to the Employee Retirement Income Security Act of 1974, as amended.

            (m) Intellectual Property Rights. The Company and its subsidiaries own or possess the requisite rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights (collectively "Intellectual Property Rights") necessary to conduct their respective businesses as now conducted and as presently contemplated to be operated in the future. None of the material Intellectual Property Rights or other material intellectual property rights have expired or terminated, or are expected to expire or terminate in the near future. The Company and its subsidiaries do not have any knowledge of any event, fact or circumstance relating to (i) any infringement by the Company or its subsidiaries of any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (ii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or technical information owned or used by the Company or any of its subsidiaries and, there is no claim, action or proceeding being made or brought against, or to the Company's knowledge, being threatened against, the Company or its subsidiaries regarding any trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets or other similar rights of others, or of any such development of similar or identical trade secrets or technical information by others or (iii) any person or entity now infringing any Intellectual Property Rights or other similar rights or any such development of similar or identical trade secrets or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing. The Company and its subsidiaries have taken reasonable security measures to protect the secrecy, confidentiality and value of all of their Intellectual Property Rights.

            (n) Environmental Laws. (i) The Company and its subsidiaries (A) are in compliance with any and all Environmental Laws, (B) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses, and (C) are in compliance with all material terms and conditions of any such permit, license or approval. With respect to the Company and/or its subsidiaries (A) there are no past or present releases of any material into the environment, actions, activities, circumstances, conditions, events, incidents, or contractual obligations which may give rise to any common law environmental liability or any liability under any Environmental Law and (B) neither the Company nor any of its subsidiaries has received any notice with respect to the foregoing, nor is any action pending or to the Company's knowledge, threatened in connection with the foregoing. The term "Environmental Laws" means all federal, state, local or foreign laws relating to pollution or protection of human health or the environment (including, without limitation, ambient air, surface water, groundwater, land surface or subsurface strata), including, without limitation, laws relating to emissions, discharges, releases or threatened releases of chemicals, pollutants, contaminants, or toxic or hazardous substances or wastes (collectively, "Hazardous Materials") into the environment, or otherwise relating to the manufacture, processing, distribution, use, treatment, storage, disposal, transport or handling of Hazardous Materials, as well as all authorizations, codes, decrees, demands or demand letters, injunctions, judgments, licenses, notices or notice letters, orders, permits, plans or regulations issued, entered, promulgated or approved thereunder.

      (i) To the knowledge of the Company, other than those that are or were stored, used or disposed of in compliance with applicable law, no Hazardous Materials are contained on or about any real property currently owned, leased or used by the Company or any of its Subsidiaries, and no Hazardous Materials were released on or about any real property previously owned, leased or used by the Company or any of its subsidiaries during the period the property was owned, leased or used by the Company or any of its subsidiaries.

      (ii) To the knowledge of the Company, there are no underground storage tanks on or under any real property owned, leased or used by the Company or any of its subsidiaries that are not in compliance with applicable law.

            (o) Title. The Company and its subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them which is material to the business of the Company and its subsidiaries, in each case free and clear of all liens, encumbrances and defects except such as are described in Schedule 3(o) or such as do not materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company and its subsidiaries. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.

            (p) Insurance. The Company and each of its subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as is prudent and customary in the businesses in which the Company and its subsidiaries are engaged. Neither the Company nor any such subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not individually or in the aggregate have a Material Adverse Effect.

            (q) Regulatory Permits; Compliance. The Company and its subsidiaries possess all franchises, grants, authorizations, licenses permits, easements, consents, certificates, approvals and orders necessary to own, lease and operate its properties and to conduct their respective businesses as currently being conducted (collectively, the "Company Permits"). There is no action pending, or to the knowledge of the Company, threatened regarding the suspension or cancellation of any of the Company Permits the consequences of which would have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is in conflict with, or in default or violation of, any of the Company Permits. Neither the Company nor any of its subsidiaries has received any notification with respect to possible conflicts, defaults, or violations of applicable laws.

            (r) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

            (s) No Materially Adverse Contracts, Etc. Neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which has or is expected in the future individually or in the aggregate to have a Material Adverse Effect. Neither the Company nor any of its subsidiaries is a party to any contract or agreement which has or is expected to have a Material Adverse Effect.

            (t) Tax Status. Except as set forth on Schedule 3(t), the Company and each of its subsidiaries has made or filed all federal, state and foreign income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) and has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim. The Company has not executed a waiver with respect to the statute of limitations relating to the assessment or collection of any foreign, federal, state or local tax. The Company has not been notified that any of its tax returns is currently being audited by any taxing authority.

            (u) Certain Transactions. Except as set forth on Schedule 3(u) and except for arm's length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed on Schedule 3(c), none of the officers, directors or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director or any such employee has a substantial interest or is an officer, director, trustee or partner.

            (v) S-3 Registration. The Company is currently eligible to register securities, including the resale of the Warrant Shares, on a registration statement on Form S-3 under the 1933 Act.

            (w) Disclosure. All information relating to or concerning the Company or any of its subsidiaries set forth in this Agreement and provided to the Buyer pursuant to Section 2(d) hereof and otherwise in connection with the transactions contemplated hereby is true and correct in all material respects and the Company has not omitted to state any material fact necessary in order to make the statements made herein or therein, in light of the circumstances under which they were made, not misleading. No event or circumstance has occurred or information exists with respect to the Company or any of its subsidiaries or its or their business, properties, operations or financial conditions, which, under applicable law, rule or regulation, requires public disclosure or announcement by the Company but which has not been so publicly announced or disclosed (assuming for this purpose that the Company's reports filed under the 1934 Act are being incorporated into an effective registration statement filed by the Company under the 1933 Act).

            (x) Investment Company Status. The Company is not and upon consummation of the sale of the Securities will not be an "investment company," a company controlled by an "investment company" or an "affiliated person" of, or "promoter" or "principal underwriter" for, an "investment company" as such terms are defined in the Investment Company Act of 1940, as amended.

            (y) Foreign Corrupt Practices. Neither the Company nor any of its subsidiaries, nor any director, officer, agent, employee or other person acting on behalf of the Company or any subsidiary has, in the course of his actions for, or on behalf of, the Company used any corporate funds for any unlawful contribution, gift, entertainment or other unlawful expenses relating to political activity; made any direct or indirect unlawful payment to any foreign or domestic government official or employee from corporate funds; violated or is in violation of any provision of the U.S. Foreign Corrupt Practices Act of 1977; or made any bribe, rebate, payoff, influence payment, kickback or other unlawful payment to any foreign or domestic government official or employee.

            (z) Year 2000. Any reprogramming required to permit the proper functioning, in and following the year 2000, of the Company's and its subsidiaries' (i) computer systems and (ii) equipment containing imbedded microchips (including systems and equipment supplied by others to the Company or with which are sold as an integral part of Company's or any of its subsidiaries' systems) and the testing of such systems and equipment, as so reprogrammed has been completed. The cost to the Company and its subsidiaries of such reprogramming and testing and of the reasonably foreseeable consequences of year 2000 to the Company and its subsidiaries with respect to the matters referred to in the previous sentence (including without limitation, reprogramming errors and the failure of systems or equipment supplied by others to the Company or which are sold as an integral part of the Company's or any of its subsidiaries' systems) will not have a Material Adverse Effect. The computer and management information systems of the Company and each of its subsidiaries are and, with ordinary course upgrading and maintenance, will continue to be, sufficient to permit the Company and each subsidiary to conduct its business without a Material Adverse Effect.

            (aa) Title to the Eruptor Shares. The Company and its subsidiaries have good and marketable title to the Eruptor Shares free and clear of all liens, encumbrances and defects.

            (bb) Registration Rights Agreement Compliance. The Company has complied and will continue to comply with all of its obligations under the Registration Rights Agreement between the parties dated as of March 7, 2000.

            (cc) Continued Effectiveness of Registration Statement. The Registration Statement filed by the Company for the warrant shares underlying the Warrants issued to the Buyers on March 7, 2000 continues to remain effective.

            3. COVENANTS AND AGREEMENTS.

            (a) Best Efforts. Each party shall use its best efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 6 of this Agreement.

            (b) Form D. The Company agrees to file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof to each Buyer promptly after such filing. The Company shall, on or before the Closing Date, take such action as the Company shall reasonably determine is necessary to qualify the Securities for, or obtain exemption for the Securities for, sale to the Buyers at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States, and shall provide evidence of any such action so taken to the Buyers on or prior to the Closing Date.

            (c) Reporting Status. Until the earlier of (i) six months after the date as of which the Investors (as that term is defined in the Registration Rights Agreement annexed hereto as Exhibit C) may sell all of the Paradise Shares and the Warrant Shares without restriction pursuant to Rule 144(k) promulgated under the 1933 Act (or successor thereto) or (ii) the date on which
(A) the Investors shall have sold all the Paradise Shares and the Warrant Shares and (B) none of the Warrants are outstanding (the "Registration Period"), the Company (x) shall timely file all reports required to be filed with the SEC pursuant to the 1934 Act, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination and (y) will use its best efforts and take all necessary action to maintain its ability and eligibility to register securities on Form S-3.

            (d) [omitted]

            (e) Financial Information. The Company agrees to file all reports, schedules, forms, statements and other documents required to be filed by it with the SEC pursuant to the reporting requirements of the 1934 Act. The financial statements of the Company will be prepared in accordance with generally accepted accounting principles, consistently applied, and will fairly present in all material respects the consolidated financial position of the Company and its consolidated subsidiaries and results of their operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). The Company agrees to send the following to each Investor (as that term is defined in the Registration Rights Agreement) during the Registration Period: (i) within five (5) days after the filing thereof with the SEC, a copy of its Annual Reports on Form 10-K, its Quarterly Reports on Form 10-Q, any Current Reports on Form 8-K and any registration statements or amendments filed pursuant to the 1933 Act; (ii) within one (1) day after release thereof, copies of all press releases issued by the Company or any of its subsidiaries; and (iii) copies of any notices and other information made available or given to the shareholders of the Company generally, contemporaneously with the making available or giving thereof to the shareholders. All documents available via the Securities and Exchange Commission's EDGAR document retrieval system as of the dates required hereunder shall be deemed to have been delivered to each Investor as of such date.

            (f) Reservation of Shares. The Company shall take all action necessary to at all times have authorized, and reserved for the purpose of issuance, no less than 125% of the number of shares of Common Stock necessary to provide for the issuance of the Warrant Shares.

            (g) Listing. The Company shall promptly secure the listing of the Paradise Shares and Warrant Shares upon the Nasdaq SmallCap Market ("NASDAQ") (subject to official notice of issuance) and shall maintain, so long as any Buyer owns any of the Paradise Shares and Warrant Shares, the listing of all Warrant Shares from time to time issuable under the terms of this Agreement, and the Paradise Warrants on each national securities exchange and automated quotation system, if any, upon which shares of Common Stock are then listed. The Company shall promptly provide to each Buyer copies of any notices it receives from NASDAQ regarding the continued eligibility of the Common Stock for listing on NASDAQ or other principal exchange or quotation system on which the Common Stock is listed or traded except to the extend that such notices would constitute material non public information which, according to applicable law, rule or regulation should have been disclosed publicly by the Company but which has not been so disclosed as of such date. The Company shall pay all fees and expenses in connection with satisfying its obligation under this Section 4(g).

            (h) Expenses. Each of the Company and the Buyers shall each pay its respective costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution, delivery and performance of this Agreement, the

Warrants and the Registration Rights Agreement, except that the Company shall reimburse the Buyers for their costs and expenses up to a maximum of $10,000, including legal fees, against the Company's receipt of itemized bills therefor. In addition to the foregoing, the Company agrees to pay on demand all reasonable costs and expenses (including without limitation reasonable fees and expenses of counsel to the Buyers) incurred by the Buyers in connection with the enforcement of the Buyers' rights under this Agreement, the Warrants or the Registration Rights Agreement.

            (i) Dilutive Effect. The Company understands and acknowledges that the number of Warrant Shares issuable upon exercise of the Paradise Warrants, will increase in certain circumstances. The Company further acknowledges and agrees that its obligation to issue Warrant Shares upon exercise of the Paradise Warrants, in accordance with this Agreement, and the Paradise Warrants is absolute and unconditional regardless of the dilutive effect that such issuance may have on the ownership interests of other stockholders of the Company.

            (j) Disclosure. Without the consent of the Buyers, from and after the date hereof, the Company will not provide to any Buyer any material non-public information which, according to applicable law, rule or regulation should be disclosed publicly by the Company but which has not been so disclosed.

            (k) Corporate Existence. So long as any Buyer beneficially owns any Paradise Shares or Paradise Warrants, the Company shall maintain its corporate existence in good standing under the laws of the jurisdiction in which it is incorporated and shall not sell all or substantially all of the Company's assets, except in the event of a merger or consolidation or sale of all or substantially all of the Company's assets for cash, or, if for securities, where the surviving or successor entity in such transaction (i) assumes the Company's obligations hereunder and under the agreements and instruments entered into in connection herewith and (ii) is a publicly traded corporation whose Common Stock is listed for trading on the American Stock Exchange, NASDAQ or the New York Stock Exchange.

            (l) Solvency; Compliance with Law. The Company (both before and after giving effect to the transactions contemplated by this Agreement) is solvent (i.e., its assets have a fair market value in excess of the amount required to pay its probable liabilities on its existing debts as they become absolute and matured) and currently the Company has no information that would lead it to reasonably conclude that the Company would not have, nor does it intend to take any action that would impair, its ability to pay its debts from time to time incurred in connection therewith as such debts mature. The Company will conduct its business in compliance with all applicable laws, rules, ordinances and regulations of the jurisdictions in which it is conducting business, including, without limitation, all applicable local, state and federal environment laws and regulations the failure to comply with which would have a Material Adverse Effect.

            (m) Insurance. The Company shall maintain liability, casualty and other insurance (subject to customary deductions and retentions) with responsible insurance companies against such risk of the types and in the amounts customarily maintained by companies of comparable size to the Company.

            (n) No Integration. The Company will not conduct any future offering that will be integrated with the issuance of the Securities for purposes of the rules promulgated by the SEC or NASDAQ.

      4. TRANSFER AGENT INSTRUCTIONS.

            The Company shall issue irrevocable instructions to its transfer agent (in substantially the form attached hereto as Exhibit D) to issue certificates, or at a Buyer's request, to electronically issue such shares (e.g., through DWAC or DTC), registered in the name of each Buyer or its respective nominee(s), for the Warrant Shares in such amounts as specified from time to time by each Buyer to the Company in accordance with the terms of and upon exercise of the Paradise Warrants, (the "Irrevocable Transfer Agent Instructions"). Prior to registration of the Warrant Shares under the 1933 Act, such certificates shall bear the restrictive legend specified in Section 2(g) of this Agreement. The Company warrants that no instruction with respect to the Securities other than (i) the Irrevocable Transfer Agent Instructions referred to in first sentence of this paragraph and (ii) stop transfer instructions (a) to give effect to Section 2(f) hereof (in the case of the Paradise Shares and the Warrant Shares, prior to registration of the Paradise Shares and the Warrant Shares under the 1933 Act), (b) to comply with any SEC or court order, or (c) to suspend use of a then effective registration statement in the event an amendment or supplement thereto is necessary, will be given by the Company to its transfer agent and that the Securities shall otherwise be freely transferable on the books and records of the Company as and to the extent provided in this Agreement, the Registration Rights Agreement and the Warrants. Nothing in this
Section 5 shall affect in any way each Buyer's obligations and agreement to comply with all applicable securities laws upon resale of any of the Securities. If a Buyer provides the Company with an opinion of counsel, reasonably satisfactory in form and substance to the Company, that registration of a resale by such Buyer of any of the Securities is not required under the 1933 Act, the Company shall permit the transfer, and, in the case of the Warrant Shares, promptly instruct its transfer agent to issue one or more certificates in such name and in such denominations as specified by such Buyer. The Company acknowledges that a breach by it of its obligations hereunder will cause irreparable harm to the Buyers by vitiating the intent and purpose of the transaction contemplated hereby. Accordingly, the Company acknowledges that the remedy at law for a breach of its obligations under this Section 5 will be inadequate and agrees, in the event of a breach or threatened breach by the Company of the provisions of this Section 5, that the Buyers shall be entitled, in addition to all other available remedies, to an injunction restraining any breach and requiring immediate issuance and transfer, without the necessity of showing economic loss and without any bond or other security being required.

      5. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

            The obligation of the Company hereunder to issue and sell the Paradise Shares and the Paradise Warrants and to transfer the Eruptor Shares to each Buyer at the Closing is subject to the satisfaction, with respect to each Buyer, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion:

            (a) Such Buyer shall have executed this Agreement and the Registration Rights Agreement and delivered the same to the Company.

            (b) Such Buyer shall have delivered to the Company the purchase price for the Securities being purchased by such Buyer at the Closing by delivery of the Notes to the Company.

            (c) The representations and warranties of such Buyer shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and such Buyer shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by such Buyer at or prior to the Closing Date.

      6. CONDITIONS TO EACH BUYER'S OBLIGATION TO PURCHASE.

            The obligation of each Buyer hereunder to purchase the Eruptor Shares, the Paradise Shares and Paradise Warrants at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for each Buyer's sole benefit and may be waived by such Buyer at any time in its sole discretion:

            (a) The Company shall have executed this Agreement and the Registration Rights Agreement, and delivered the same to such Buyer along with the Eruptor Shares, the Paradise Shares and the Paradise Warrants.

            (b) The Common Stock shall be listed and authorized for trading on the Nasdaq, SmallCap Market, and trading in the Common Stock issuable upon exercise of the Warrants to be traded on the Nasdaq SmallCap Market shall not have been suspended by the SEC or NASDAQ.

            (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. Such Buyer shall have received a certificate, executed by the Chief Executive Officer or Chief Financial Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by such Buyer including, without limitation, an update as of the Closing Date regarding the representation contained in Section 3(c) above.

            (d) The Company shall have executed and delivered to each Buyer the Paradise Warrants being purchased by it at the Closing.

            (e) Each Buyer shall have received the opinion of Davis & Gilbert, LLP, counsel to Company, dated as of the Closing Date, in form, scope and substance reasonably satisfactory to such Buyer and in substantially the form of Exhibit E attached hereto.

            (f) The Board of Directors of the Company shall have adopted the resolutions in substantially the form of Exhibit F attached hereto.

            (g) As of the Closing Date, the Company shall have reserved out of its authorized and unissued Common Stock solely for the purpose of effecting the exercise of the Paradise Warrants, shares of Common Stock to provide for the issuance of the Warrant Shares in accordance with the terms of this Agreement and the Paradise Warrants.

            (h) The Irrevocable Transfer Agent Instructions, in the form of Exhibit D attached hereto, shall have been delivered to and acknowledged in writing by the Company's transfer agent.

            (i) The transactions contemplated hereby shall not violate any law, regulation or order then in effect and applicable to Buyers or the Company.

            (j) The Company shall have executed and delivered to the Buyers the Assignment of Rights (in the form of Exhibit G attached hereto) and the Waiver and Consent (in the form of Exhibit H attached hereto).

            (k) The Company shall have delivered to the Buyers an Acknowledgment Letter executed by each of the management stockholders of Eruptor in in the form annexed hereto as Exhibit I.

      7. INDEMNIFICATION.

            In consideration of each Buyer's execution and delivery of this Agreement and acquiring the Securities hereunder and in addition to all of the Company's other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless each Buyer and each other holder of Securities and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "Buyer Indemnitees") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "Buyer Indemnified Liabilities"), incurred by any Buyer Indemnitee (and shall advance the same) as a result of, or arising out of, or relating to (a) subject to Section 9(i), any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Warrants, the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby,
(b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Warrants or the Registration Rights Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Buyer Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Warrants or the status of such Buyer or holder of any of the Securities as an investor in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Buyer Indemnified Liabilities which is permissible under applicable law.

      8. GOVERNING LAW; MISCELLANEOUS.

            (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York without regard to its principles of conflict of laws.

            (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.

            (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

            (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

            (e) Entire Agreement; Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyers, the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the documents referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.

            (f) Notices. Any notices, consents, waivers or other communications required or permitted to be given under the terms of this Agreement shall be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile; (iii) three days after being sent by U.S. certified mail, return receipt requested, or (iv) one day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. For purposes of consent under Section 4 (i)(ii), notice shall be delivered only by U.S. certified mail, return receipt requested. The addresses and facsimile numbers for such communications shall be:

            If to the Company:

                  Paradise Music & Entertainment, Inc.
                  53 West 23rd Street
                  New York, NY 10010
                  Telephone: (212) 590-2100
                  Facsimile: (212) 845-6480
                  Attention: President

            With a copy to:

                  Davis & Gilbert, LLP
                  1740 Broadway
                  New York, NY  10019
                  Telephone: (212) 468-4800
                  Facsimile: (212) 468-4888
                  Attention: Walter M. Epstein, Esquire

            If to the Transfer Agent:

                  Continental Stock & Transfer Company
                  2 Broadway
                  New York, NY 10004
                  Attention: Hank Drews

            If to a Buyer, to its address and facsimile number on the Schedule of Buyers, with copies to such Buyer's counsel as set forth on the Schedule of Buyers:

            Each party shall provide five days' prior written notice to the other party of any change in address or facsimile number.

            (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns, including any purchasers of the Securities. The Company shall not assign this Agreement or any rights or obligations hereunder without the prior written consent of the Buyers. A Buyer may assign some or all of its rights hereunder without the consent of the Company, provided, however, that (i) any such assignment shall not release such Buyer from its obligations hereunder unless such obligations are assumed by such assignee and the Company has consented to such assignment and assumption and (ii) no Buyer may assign its rights hereunder in a manner that would cause the offering of Securities hereunder to be required to be registered under the 1933 Act.

            (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

            (i) Survival. The representations and warranties of the Company and the Buyers contained in Sections 3 and 2, respectively, shall survive the Closing until two years after the Closing Date. The agreements and covenants set forth in Sections 4, 5 and 7, shall survive the Closing. Each Buyer shall be responsible only for its own representations, warranties, agreements and covenants hereunder.

            (j) Publicity. The Company and each Buyer shall have the right to approve before issuance any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of any Buyer, to make any press release or other public disclosure with respect to such transactions as is required by applicable law and regulations (although each Buyer shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release and shall be provided with a copy thereof), but only to the extent required by such law or regulation.

            (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

            (l) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

            (m) Equitable Relief. The Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Buyers. The Company therefore agrees that the Buyers shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages.

            IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:

PARADISE MUSIC
& ENTERTAINMENT, INC.

By:________________________________
   Richard J. Flynn,
   Chief Financial Officer

BUYERS:

BAYSTAR CAPITAL, L.P.,
a Delaware limited partnership

BY: BayStar Capital Management LLC,
    Its General Partner

    By:________________________________
    Name:  Steven M. Lamar
    Title: Vice President

    1500 West Market Street, Suite 200
    Mequon, WI 53092
    Fax:  (415) 835-3777


BAYSTAR INTERNATIONAL LTD.,
a British Virgin Islands corporation

BY: BayStar International Management LLC,
    Its Investment Manager

    By:________________________________
    Name:  Steven M. Lamar

    Title: Vice President

    1500 West Market Street, Suite 200
    Mequon, WI 53092
    Fax:  (415) 835-3777

                                                                       Exhibit B

                               SCHEDULE OF BUYERS

                                    Investor Address,
                                      Telephone and           Paradise
      Investor Name                 Facsimile Number           Shares        Paradise Warrants       Eruptor Shares
----------------------------    ------------------------   --------------  ---------------------   -------------------
BayStar Capital, L.P.             c/o BayStar Capital          666,667             333,333               666,667
                                  Management, LLC
                                  1500 West Market
                                  Street
                                  Mequon, Wisconsin
                                  53092

Copy to:

Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
New York, NY 10022
Fax:  (212) 593-5955

BayStar International Ltd.        c/o BayStar                  333,333             166,666               333,333
                                  International
                                  Management, LLC
                                  1500 West Market
                                  Street
                                  Mequon, Wisconsin
                                  53092

Copy to:

Eleazer Klein, Esq.
Schulte Roth & Zabel LLP
New York, NY 10022
Fax:  (212) 593-5955

List of Exhibits

Exhibit A  Form of Warrant
Exhibit B  Schedule of Buyers
Exhibit C  Form of Registration Rights Agreement
Exhibit D  Form of Transfer Agent Instructions
Exhibit E  Form of Opinion of Davis & Gilbert LLP
Exhibit F  Form of Resolutions of Board
Exhibit G  Assignment of Rights
Exhibit H  Waiver and Consent
Exhibit I  Acknowledgment Letter

List of Schedules

3(a)  List of Subsidiaries & Jurisdictions of Due Qualification
3(c)  Capitalization and Indebtedness
3(e)  No Conflicts
3(g)  Certain Changes
3(h)  Litigation
3(i)  Employment; Erisa
3(o)  Title
3(t)  Tax Status
3(u)  Certain Transactions
6(c)  Officer's Certificate